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                           [YOUNETWORK CORPORATION]

                             Class B Common Stock

This is to certify that ___________________________________ is the _________ of

_______________________________________________________________________________
        Fully Paid and Non-Assessable Shares of Class B Common Stock of
                             YOUNETWORK CORPORATION

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                                    [SEAL]

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

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common

TEN ENT   -- as tenants by the entireties

JT TEN    -- as joint tenants with right of
             survivorship and not as tenants
             in common
             Additional abbreviations may also be used though not in the above list.

UNIF GIFT MIN ACT  --         Custodian
                      -------           ---------
                      (Cust)             (Minor)
                      under Uniform Gifts to Minors
                      Act
                         --------------------------
                                  (State)

For value received        hereby sell assign and transfer unto
                   ------

PLEASE INCEPT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OR ASSIGNEE
--------------------------------------

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     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                 OF ASSIGNER)

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--------------------------------------------------------------------------Shares

represented by the within Certificate, and do hereby irrovcably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the promises

     Dated
          -----------------------
          In presence of
                                     -------------------------------------

-----------------------------


THESE SECURITIES WERE ORIGINALLY ISSUED IN TRANSACTIONS EXEMPT UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") PURSUANT TO THE EXEMPTION PROVIDED BY
SECTION 4(2) OF THE ACT, AND HAVE BEEN REGISTERED UNDER THE ACT FOR SALE ON BEHALF OF THE HOLDER. THESE SECURITIES MAY NOT OFFERED, SOLD OR TRANSFERRED EXCEPT, (I) PURSUANT TO THE REGISTRATION STATEMENT IF A CURRENT PROSPECTUS WITH RESPECT TO THESE SECURITIES IS DELIVERED IN CONNECTION THEREWITH, OR (II) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.